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                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY





                                  $300,000,000

                           IMPSAT FIBER NETWORKS, INC.

                          13 3/4% SENIOR NOTES DUE 2005

                               PLACEMENT AGREEMENT





February 11, 2000

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                                                          February 11, 2000


Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York  10036

Ladies and Gentlemen:

              IMPSAT Fiber Networks, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to Morgan Stanley & Co. Incorporated (the "Placement Agent") $300,000,000 principal amount of its 13 3/4% Senior Notes due 2005 (the "Notes") to be issued pursuant to the provisions of an Indenture to be dated as of February 16, 2000 (the "Indenture") among the Company, The Bank of New York, as Trustee, Registrar and Paying Agent and Banque International a Luxembourg S.A., as Paying Agent and Transfer Agent.

              The Notes will be offered without being registered under the Securities Act of 1933, as amended (the "Securities Act"), to qualified institutional buyers (as defined in Rule 144A under the Securities Act) in compliance with the exemption from registration provided by Rule 144A under the Securities Act ("Rule 144A").

              In connection with the sale of the Notes, the Company has prepared a preliminary offering memorandum (the "Preliminary Memorandum") and will prepare a final offering memorandum (the "Final Memorandum" and, with the Preliminary Memorandum, each a "Memorandum") setting forth or including a description of the terms of the Notes, the terms of the offering and a description of the Company and its business.

              The purchasers of the Notes and their direct and indirect transferees will be entitled to the benefits of a Registration Rights Agreement (the "Registration Rights Agreement") dated the date hereof (as defined below).

              1. Representations and Warranties. The Company represents and warrants to, and agrees with, you that as of the date hereof:

              (a) The Preliminary Memorandum does not contain and the Final Memorandum, in the form used by the Placement Agent to confirm sales and on the Closing Date, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this Section 1(a) do not apply to statements or omissions in either Memorandum based upon information relating to the Placement Agent furnished to the Company in writing by the Placement Agent expressly for use therein.


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              (b)    The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, United States of America, has the corporate power and authority to own its property and to conduct its business as described in each Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole. All of the shares of capital stock of the Company's subsidiaries owned by the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are directly owned by the Company, free and clear of all liens, encumbrances, equities or claims.

              (c) Each subsidiary of the Company has been duly incorporated and is validly existing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in each Memorandum and is duly qualified to transact business in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified would not have a material adverse effect on such subsidiary. IMPSAT S.A. ("IMPSAT Argentina") is a wholly owned subsidiary of the Company, IMPSAT S.A. ("IMPSAT Colombia") is a wholly owned subsidiary of the Company, Impsatel del Ecuador S.A. ("IMPSAT Ecuador") is a wholly owned subsidiary of the Company, IMPSAT S.A. de C.V. ("IMPSAT Mexico") is a 99.9% owned subsidiary of the Company, Telecomunicaciones IMPSAT S.A. ("IMPSAT Venezuela") is a wholly owned subsidiary of the Company and IMPSAT Comunicacoes Ltda. ("IMPSAT Brazil") is a 99.9% owned subsidiary of the Company.

              (d) This Agreement has been duly authorized, executed and delivered by the Company.

              (e) The Registration Rights Agreement has been duly authorized and, when executed and delivered by the Company, will be a valid and binding agreement of the Company enforceable in accordance with its terms, except as (x) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally, (y) the availability of equitable remedies may be limited by equitable principles of general applicability and (z) any rights to indemnity and contribution may be limited by federal and state securities laws and public policy considerations.

              (f) The Notes have been duly authorized and, when executed, authenticated and delivered in accordance with the terms of the Indenture and paid for by the Placement Agent in accordance with the terms of this Agreement, will (x) be valid and binding obligations of the Company enforceable in accordance with their terms, except as (A) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws


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       affecting creditors' rights generally and (B) rights of acceleration, if applicable, and the availability of equitable remedies may be limited by equitable principles of general applicability and (y) be entitled to the benefits of the Indenture and the Registration Rights Agreement.

              (g) The Indenture has been duly authorized, executed and delivered by the Company, and is a valid and binding agreement of the Company, enforceable in accordance with its terms except as (x) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (y) rights of acceleration, if applicable, and the availability of equitable remedies may be limited by equitable principles of general applicability.

              (h) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Indenture, the Registration Rights Agreement, the Notes and the issuance, sale and delivery of the Notes will not contravene any provision of applicable law or the certificate of incorporation or bylaws of the Company, as amended to date, or any agreement or other instrument binding upon the Company or any of its subsidiaries or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary of the Company, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Indenture, the Registration Rights Agreement or the Notes or the issuance, sale and delivery of the Notes, except (x) for any consents, approvals, authorizations, orders or qualifications, the failure to obtain which would not have a material adverse effect on the ability of the Company to perform its obligations under this Agreement and (y) such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Notes.

              (i) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Preliminary Memorandum.

              (j) There are no legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject other than proceedings accurately described in all material respects in each Memorandum and proceedings that would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, or on the power or ability of the Company to perform its obligations under this Agreement, the Indenture, the Registration Rights Agreement or the Notes, to consummate the transactions contemplated by each such agreement, or to apply the net proceeds of the


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       issuance of the Notes as described in the Final Memorandum under the caption "Use of Proceeds."

              (k) Each of the Company and its subsidiaries has all necessary certificates, orders, permits, licenses, authorizations, consents and approvals of and from, and has made all declarations and filings with, all federal, state, local, foreign supranational, national, regional and other governmental authorities and all courts and tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Final Memorandum, and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to revocation or modification of any such certificates, orders, permits, licenses, authorizations, consents or approvals, nor is the Company or any of its subsidiaries in violation of, or in default under, any federal, state, local, foreign supranational, national or regional law, regulation, rule, decree, order or judgment applicable to the Company or any of its subsidiaries the effect of which, singly or in the aggregate, would have a material adverse effect on the Company and its subsidiaries, taken as a whole, except as described in the Final Memorandum.

              (l) Neither the Company nor any affiliate (as defined in Rule 501(b) of Regulation D under the Securities Act, an "Affiliate") of the Company has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or will be integrated with the sale of the Notes in a manner that would require the registration under the Securities Act of the Notes or (ii) engaged in any form of general solicitation or general advertising in connection with the offering of the Notes (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act; provided, however, that no such representation or warranty is given or made with respect to the Placement Agent or any of its Affiliates.

              (m) The Company is not, and after giving effect to the offering and sale of the Notes and the application of the proceeds thereof as described in the Final Memorandum under the caption "Use of Proceeds", will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

              (n) It is not necessary in connection with the offer, sale and delivery of the Notes to the Placement Agent in the manner contemplated by this Agreement to register the Notes under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended.

              (o) The Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to


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       conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

              (p) There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

              (q) None of the Company, its Affiliates or any person acting on its or their behalf has engaged in any directed selling efforts (as that term is defined in Regulation S under the Securities Act ("Regulation S")) with respect to the Notes; provided, however, that no such representation or warranty is given or made with respect to the Placement Agent or any of its Affiliates.

              (r) The Company has reviewed its operations and that of its subsidiaries to evaluate the extent to which the business or operations of the Company or any of its subsidiaries have been or will be affected by the Year 2000 Problem (that is, any significant risk that computer hardware or software applications used by the Company and its subsidiaries during the time periods occurring after December 31, 1999, function at least as effectively as in the case of dates or time periods occurring prior to January 1, 2000); as a result of such review, nothing has come to the attention of the Company as of the date hereof, after due inquiry, that any Year 2000 Problems have occurred that (A) could have a material adverse effect on the condition, financial or otherwise, or on the earnings, business or operations of the Company and its subsidiaries, taken as a whole, or result in any material loss or interference with the business or operations of the Company and its subsidiaries, taken as a whole or (B) are of a character required to be described or referred to in the Final Memorandum which have not been accurately described in the Final Memorandum.

              (s) Subsequent to the respective dates as of which information is given in the Final Memorandum, (1) the Company and its subsidiaries have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction not in the ordinary course of business; (2) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock other than ordinary and customary dividends; and (3) there has not been any material change in the capital stock, short-term debt or


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       long-term debt of the Company and its consolidated subsidiaries, except in each case as described in the Final Memorandum.

              (t) The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in the Final Memorandum or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries, in each case except as described in the Final Memorandum.

              (u) The Company and its subsidiaries own or possess, or can acquire on reasonable terms, all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names currently employed by them in connection with the business now operated by them, and, except as described in the Final Memorandum, neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the Company and its subsidiaries, taken as a whole.

              (v) No material labor dispute with the employees of the Company or any of its subsidiaries exists, except as described in or contemplated by the Final Memorandum, or, to the knowledge of the Company, is imminent; and the Company is not aware of any existing, threatened or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors that could have a material adverse effect on the Company and its subsidiaries, taken as a whole.

              (w) The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company reasonably believes are prudent and customary in the businesses in which they are engaged; neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a


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       material adverse effect on the Company and its subsidiaries, taken as a whole, except as described in the Final Memorandum.

              (x) The Company and each of its subsidiaries keep accurate books and records reflecting their assets and maintain a system of internal accounting controls sufficient to provide reasonable assurance that (1) transactions are executed in accordance with management's general or specific authorizations; (2) transactions are recorded as necessary to permit preparation of consolidated financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (3) access to assets is permitted only in accordance with management's general or specific authorization; and (4) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

              (y) The Notes satisfy the requirements set forth in Rule 144A(d)(3) under the Securities Act.

              2. Agreements to Sell and Purchase. The Company hereby agrees to sell to the Placement Agent, and the Placement Agent, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees to purchase from the Company $300,000,000 principal amount of Notes at a purchase price of 98.125% of the principal amount of the Notes plus accrued interest, if any, to the Closing Date (the "Purchase Price").

              The Company hereby agrees that, without the prior written consent of Morgan Stanley & Co. Incorporated, as Placement Agent, it will not, during the period beginning on the date hereof and continuing to and including the Closing Date, offer, sell, contract to sell or otherwise dispose of any debt of the Company or warrants to purchase debt of the Company substantially similar to the Notes (other than the sale of the Notes under this Agreement).

              3. Terms of Offering. You have advised the Company that the Placement Agent will make an offering of the Notes purchased by the Placement Agent hereunder on the terms to be set forth in the Final Memorandum, as soon as practicable after this Agreement is entered into as in your judgment is advisable.

              4. Payment and Delivery. Payment for the Notes shall be made to the account of the Company in Federal or other funds immediately available in New York City against delivery of such Notes for the account of the Placement Agent at 10:00 a.m., New York city time, on February 16, 2000, or at such other time on the same or such other date, not later than February 28, 2000, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the "Closing Date."

              Certificates for the Notes shall be in definitive form or global form, as specified by you, and registered in such names and in such denominations as you shall request in writing


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not later than one full business day prior to the Closing Date. The certificates evidencing the Notes shall be delivered to you on the Closing Date for the account of the Placement Agent, with any transfer taxes payable in connection with the transfer of the Notes to the Placement Agent duly paid, against payment of the Purchase Price therefor.

              5. Conditions to the Placement Agent's Obligations. The obligation of the Placement Agent under this Agreement to purchase the Notes will be subject to the following conditions:

              (a) Subsequent to the date of this Agreement and prior to the Closing Date,

                     (i) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

                     (ii) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations, of the Company and its subsidiaries, taken as a whole, from that set forth in the Final Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in the judgment of Morgan Stanley & Co. Incorporated, is material and adverse and that makes it, in the judgment of Morgan Stanley & Co. Incorporated, impracticable to market the Notes on the terms and in the manner contemplated in the Final Memorandum.

              (b) You shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in Section 5(a)(i) above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

              The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

              (c) The Placement Agent shall have received on the Closing Date an opinion of Arnold & Porter, special U.S. counsel for the Company, dated the Closing Date, to the effect set forth in Exhibit A.


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              (d)    The Placement Agent shall have received on the Closing Date an opinion of Nicholson & Cano, Argentine counsel for the Company and IMPSAT Argentina, dated the Closing Date, to the effect set forth in Exhibit B.

              (e) The Placement Agent shall have received on the Closing Date an opinion of S.E. Consultores Asociados Ltda., Colombian counsel for IMPSAT Colombia, dated the Closing Date, to the effect set forth in Exhibit C.

              (f) The Placement Agent shall have received on the Closing Date an opinion of Perez Bustamante & Perez, Ecuadoran counsel for IMPSAT Ecuador, dated the Closing Date, to the effect set forth in Exhibit D.

              (g) The Placement Agent shall have received on the Closing Date an opinion of Basham, Ringe & Correa, Mexican counsel for IMPSAT Mexico, dated the Closing Date, to the effect set forth in Exhibit E.

              (h) The Placement Agent shall have received on the Closing Date an opinion of Baumeister & Brewer, Venezuelan counsel for IMPSAT Venezuela, dated the Closing Date, to the effect set forth in Exhibit F.

              (i) The Placement Agent shall have received on the Closing Date an opinion of Pinheiro Neto, Brazilian counsel for IMPSAT Brazil, dated the Closing Date, to the effect set forth in Exhibit G.

              (j) The Placement Agent shall have received on the Closing Date an opinion of Latham & Watkins, United States regulatory counsel for the Company, dated the Closing Date, to the effect set forth in Exhibit H.

              Each of the opinions referred to in clauses (c) through (j) shall be rendered to the Placement Agent at the request of the Company and shall so state therein.

              (k) The Placement Agent shall have received on the Closing Date an opinion of Shearman & Sterling, United States counsel for the Placement Agent, dated the Closing Date, with respect to such matters as you may reasonably request.

              (l) The Placement Agent shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Placement Agent, from Deloitte & Touche LLP, independent public accountants for the Company, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Final Memorandum; provided that the letter delivered on the Closing Date shall use a "cut-off date" not earlier than the date hereof.


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              (m)    You shall have received such other documents and
       certificates as are reasonably requested by you and your counsel.

              6. Covenants of the Company. In further consideration of the agreements of the Placement Agent contained in this Agreement, the Company covenants with the Placement Agent as follows:

              (a) To furnish to you in New York City, without charge, prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in Section 6(c) below, as many copies of the Final Memorandum and any supplements and amendments thereto as you may reasonably request.

              (b) Before amending or supplementing either Memorandum, to furnish to you a copy of each such proposed amendment or supplement and not to use any such proposed amendment or supplement to which you reasonably object.

              (c) If, during such period after the date hereof and prior to the date on which all of the Notes shall have been sold by the Placement Agent, any event shall occur or condition exist as a result of which it is necessary in your judgment to amend or supplement the Final Memorandum in order to make the statements therein, in the light of the circumstances when such Memorandum is delivered to a purchaser, not misleading, or if, in the opinion of United States counsel to the Placement Agent it is necessary to amend or supplement such Memorandum to comply with applicable law, forthwith to prepare and furnish, at its own expense, to the Placement Agent, either amendments or supplements to such Memorandum so that the statements in such Memorandum as so amended or supplemented will not, in the light of the circumstances when such Memorandum is delivered to a purchaser, be misleading or so that such Memorandum, as so amended or supplemented, will comply with applicable law.

              (d) To endeavor to qualify the Notes for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request.

              (e) Whether or not any sale of the Notes is consummated, to pay all expenses incident to the performance of its obligations under this Agreement, including: (i) the preparation of each Memorandum and all amendments and supplements thereto, (ii) the preparation, issuance and delivery of the Notes, (iii) the fees and disbursements of the Company's counsel and accountants and the Trustee and its counsel, (iv) the qualification of such Notes under securities or Blue Sky laws in accordance with the provisions of Section 5(d), including filing fees and the fees and disbursements of counsel for the Placement Agent in connection therewith and in connection with the preparation of any Blue Sky or legal investment memoranda, (v) the printing and delivery to the Placement


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       Agent in quantities as hereinabove stated of copies of the Memorandum and any amendments or supplements thereto, (vi) any fees charged by rating agencies for the rating of the Notes, (vii) all document production charges and expenses of counsel to the Placement Agent (but not including their fees for professional services) in connection with the preparation of this Agreement, (viii) the fees and expenses, if any, incurred in connection with the admission of the Notes for trading in any appropriate market system and (ix) any expenses incurred by the Company in connection with a "road show" presentation to potential investors.

              (f) Neither the Company nor any Affiliate will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) which could be integrated with the sale of the Notes in a manner which would require the registration under the Securities Act of the Notes.

              (g) Not to solicit any offer to buy or offer or sell the Notes by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

              (h) While any of the Notes remain outstanding, to make available, upon request, to any seller of such Notes the information specified in Rule 144A(d)(4) under the Securities Act, unless the Company is then subject to Section 13 or 15(d) of the Exchange Act.

              (i) To use its best efforts to permit the Notes to be designated PORTAL securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. relating to trading in the PORTAL Market.

              (j) None of the Company, its Affiliates or any person acting on its or their behalf (other than the Placement Agent) will engage in any directed selling efforts (as that term is defined in Regulation S) with respect to the Notes, and the Company and its Affiliates and each person acting on its or their behalf (other than the Placement Agent) will not engage in any selling efforts pursuant to Regulation S.

              (k)    For the sole benefit of the Placement Agent:

              (1) prior to the consummation of the Exchange Offer (as defined in the Registration Rights Agreement) or the effectiveness of a Shelf Registration Statement if, in the reasonable judgment of the Placement Agent, the Placement Agent or any of its affiliates (as such term is defined in the rules and regulations under the Securities Act) is required to deliver an offering memorandum in connection with sales of, or market-making activities with respect to, the Notes or the Exchange Securities (as defined in the Registration Rights Agreement), (A) to periodically amend or supplement the Final

       Memorandum so that the information contained in the Final Memorandum complies with the requirements of Rule 144A of the Securities Act, (B) to amend or supplement the Final Memorandum when necessary to reflect any material changes in the information provided therein so that the Final Memorandum will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances existing as of the date the Final Memorandum is so delivered, not misleading and (C) to provide the Placement Agent with copies of each such amended or supplemental Final Memorandum, as the Placement Agent may reasonably request;

              (2) following the consummation of the Exchange Offer or the effectiveness of a Shelf Registration Statement and for so long as the Notes or, the Exchange Securities are outstanding if, in the reasonable judgment of the Placement Agent, the Placement Agent or any of its affiliates (as such term is defined in the rules and regulations under the Securities Act) is required to deliver a prospectus in connection with sales of, or market-making activities with respect to the Notes or the Exchange Securities, (A) to periodically amend the applicable registration statement so that the information contained therein complies with the requirements of Section 10(a) of the Securities Act, (B) if requested by the Placement Agent, within 45 days following the end of the Company's most recent fiscal quarter, file a supplement to the prospectus included in the applicable registration statement which sets forth the financial results of the Company for the previous quarter, (C) to amend the applicable registration statement or supplement the related prospectus or the documents incorporated therein when necessary to reflect any material changes in the information provided therein so that the registration statement and the prospectus will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances existing as of the date the prospectus is so delivered, not misleading and (D) to provide the Placement Agent with copies of each such amendment or supplement as the Placement Agent may reasonably request;

              (3) notwithstanding clauses (1) and (2) above, (A) prior to amending the Final Memorandum or to filing any post-effective amendment to any registration statement or to supplementing any related prospectus, to furnish to the Placement Agent and its counsel, copies of all such documents proposed to be amended, filed or supplemented, and (B) it will not issue any amendment to the Final Memorandum, any post-effective amendment to a registration statement or any supplement to a prospectus to which the Placement Agent or its counsel shall reasonably object;

              (4) it shall notify the Placement Agent and its counsel and (if requested by any such person) confirm such advice in writing, (A) when any amendment to the Final Memorandum has been issued, when any prospectus supplement or amendment or post-effective amendment has been filed, and, with respect to any post-effective amendment, when the same has become effective, (B) of any request by the SEC for any post-effective amendment or supplement to a registration statement, any supplement or amendment to a prospectus or for additional information,
       (C) the issuance by the SEC of any stop order suspending the effectiveness of a registration statement or the initiation of any proceedings for that purpose, (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Notes or the Exchange Securities for sale in any jurisdiction or the initiation or threatening of any proceedings for such purpose and (E) of the happening of any event which makes any statement made in the Final Memorandum, a registration statement, a prospectus or any amendment or supplement thereto untrue or which requires the making of any change in the Final Memorandum, a registration statement, a prospectus or any amendment or supplement thereto, in order to make the statements therein not misleading;

              (5) it consents to the use of the Final Memorandum and any prospectus referred to in this paragraph (k) or any amendment or supplement thereto, by the Placement Agent in connection with the offering and sale of the Notes or Exchange Securities, as the case may be;

              (6) it will comply with the provisions of this paragraph (k) at its own expense and will reimburse the Placement Agent for its expenses associated with this paragraph (k) (including fees of counsel); and

              (7) it expressly acknowledges that the indemnification and contribution provisions of Section 8 of this Agreement shall be specifically applicable and relate to each offering memorandum, registration statement, prospectus, amendment or supplement referred to in this paragraph (k).

              (l) to make or cause to be made an application to list the Notes on the Luxembourg Stock Exchange within 45 days after the Closing Date and thereafter to use best efforts to obtain such listing.

              7. Offering of Notes; Restrictions on Transfer. The Placement Agent represents and warrants that it is a qualified institutional buyer as defined in Rule 144A under the Securities Act (a "QIB"). The Placement Agent agrees with the Company that (i) it will not solicit offers for, or offer or sell, the Notes by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act and (ii) it will solicit offers for the Notes only from, and will offer the Notes only to, persons that it reasonably believes to be QIBs that, in purchasing the Notes are deemed to have represented and agreed as provided in the Final Memorandum under the caption "Transfer Restrictions."

              8. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless the Placement Agent, and each person, if any, who controls the Placement Agent within the meaning of either Section 15 of the Securities Act or Section 20 of the

Exchange Act, or is under common control with, or is controlled by, the Placement Agent, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by the Placement Agent or any such controlling or affiliated person in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in either Memorandum (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the Placement Agent furnished to the Company in writing by the Placement Agent through you expressly for use therein.

              (b) The Placement Agent agrees to indemnify and hold harmless the Company and its directors, officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to the Placement Agent, but only with reference to information relating to such Placement Agent furnished to the Company in writing by the Placement Agent through you expressly for use in either Memorandum or any amendments or supplements thereto.

              (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b), such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be reasonably satisfactory to the Placement Agent, in the case of parties indemnified pursuant to Section 8(a) above and reasonably satisfactory to the Company, in the case of parties indemnified pursuant to Section 8(b) above. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

              (d) To the extent the indemnification provided for in Section 8(a) or 8(b) of this Section 8 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Placement Agent, on the other hand, from the offering of such Notes or (ii) if the allocation provided by clause 8(a)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(a)(i) above but also the relative fault of the Company, on the one hand, and the Placement Agent, on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Placement Agent, on the other hand, in connection with the offering of such Notes shall be deemed to be in the same respective proportions as the net proceeds from the offering of such Notes (before deducting expenses) received by the Company and the total discounts and commissions received by the Placement Agent in respect thereof bear to the aggregate offering price of such Notes. The relative fault of the Company, on the one hand, and of the Placement Agent, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Placement Agent and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

              (e) The Company and the Placement Agent agree that it would not be just or equitable if contribution pursuant to this Section 8 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 8, the Placement Agent shall not be required to contribute any amount in excess of the amount by which the total price at which the Notes resold by it in the initial placement of such Notes were offered to investors exceeds the amount of any damages that the Placement Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The indemnity and contribution provisions contained in this Section 8 and the representations and warranties and other statements of the Company contained in this Agreement shall remain operative and in full force and effect regardless of
(i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Placement Agent or any person controlling the Placement Agent or by or on behalf of the Company or its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Notes. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

              9. Termination. This Agreement shall be subject to termination by notice given by you to the Company, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange or the National Association of Securities Dealers, Inc., the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and (b) in the case of any of the events specified in clauses 9(a)(i) through 9(a)(iv), such event, singly or together with any other such event makes it, in your judgment, impracticable to market the Notes on the terms and in the manner contemplated in the Final Memorandum.

              10. Effectiveness; Payment of Expenses Upon Termination. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

              If this Agreement shall be terminated by the Placement Agent because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Placement Agent for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by the Placement Agent in connection with this Agreement or the offering contemplated hereunder.

              11. Notices. All notices and other communications under this Agreement shall be in writing and mailed, delivered or sent by facsimile transmission to: if sent to the Placement Agent, Morgan Stanley & Co. Incorporated, 1585 Broadway, New York, New York 10036, Attention: High Yield New Issues Group, facsimile number (212) 761-0587 and if sent to the Company, to Alferez Pareja 256, 1107 Buenos Aires, Argentina, attention: Chief Financial Officer, facsimile number 011 (541) 307 1525.

              12. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

              13. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

              14. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

              Please confirm your agreement to the foregoing by signing in the space provided below for that purpose and returning to us a copy hereof, whereupon this Agreement shall constitute a binding agreement between us.

                                          Very truly yours,

                                          IMPSAT FIBER NETWORKS, INC.

                                          By  /s/ RICARDO A. VERDAGUER
                                            ------------------------------------
                                            Name: Ricardo A. Verdaguer

Title:  President and Chief Executive

                                                 Officer

                                          By  /s/ GUILLERMO JOFRE
                                            ------------------------------------
                                            Name:  Guillermo Jofre
                                            Title: Chief Financial Officer

Accepted as of the date hereof

MORGAN STANLEY & CO. INCORPORATED

By:  Morgan Stanley & Co. Incorporated

By  /s/ JOHN D. TYREE
  -------------------
  Name:  John D. Tyree
  Title: Vice President

                                                                       EXHIBIT A

                           Opinion of Arnold & Porter

              (A) the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, and has the corporate power and authority to own its property and to conduct its business as described in the Final Memorandum (references herein to the Final Memorandum being taken to mean the same, as amended or supplemented);

              (B) the Placement Agreement has been duly authorized, executed and delivered by the Company;

              (C) the Indenture has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms;

              (D) the Registration Rights Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms;

              (E) the Notes have been duly authorized by the Company, and when executed, authenticated and delivered in accordance with the terms of the Indenture and paid for in accordance with the terms of the Placement Agreement, will constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, and will be entitled to the benefits of the Indenture and the Registration Rights Agreement;

              (F) the execution and delivery by the Company of, and the performance by the Company of its obligations under, the Placement Agreement, the Indenture, the Registration Rights Agreement, the Notes, and the issuance, sale and delivery of the Notes, will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, (i) the certificate of incorporation or bylaws of the Company, as amended to date, (ii) to such counsel's knowledge, any statute, rule, regulation or order of general applicability of any United States federal, New York or Delaware governmental agency, body or court, (iii) to such counsel's knowledge, any judgment, decree or order of any United States federal, New York or Delaware governmental agency, body or court or (iv) any of the agreements or instruments listed in Schedule 1 hereto;

              (G) no consent, approval, authorization or order of, or qualification with any court or governmental agency or body of the United States, New York or Delaware is required for the performance by the Company of its obligations under the Placement Agreement, the Indenture, the Registration Rights Agreement, the Notes, or the issuance, sale and delivery of the

Notes, except in each case as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Notes;

              (H) after due inquiry, such counsel does not know of any legal or governmental proceedings pending or threatened in the United States to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject other than proceedings fairly summarized in the Final Memorandum and proceedings which such counsel believes are not likely to have a material adverse effect on the Company and its subsidiaries, taken as a whole, or on the power or ability of the Company to perform its obligations under the Placement Agreement, the Indenture, the Registration Rights Agreement or the Notes or to consummate the transactions contemplated by the Placement Agreement, the Indenture, the Registration Rights Agreement and the Notes;

              (I) the Company is not, and after giving effect to the offering and sale of the Notes and the application of the proceeds thereof as described in the Final Memorandum under the caption "Use of Proceeds", will not be an "investment company" within the meaning of the United States Investment Company Act of 1940, as amended (the "Investment Company Act"), and the offer and sale of the Notes in the manner contemplated by the Placement Agreement does not require registration of the Company as an "investment company" under the Investment Company Act;

              (J) the statements set forth in the Final Memorandum under the captions "Description of the Notes", "Private Placement", "Description of Our Indebtedness", and "Transfer Restrictions" insofar as such statements constitute a summary of the legal matters and documents referred to therein, accurately summarize such matters and documents in all material respects;

              (K) the discussion set forth in the Final Memorandum, under the caption "Certain U.S. Federal Income Tax Considerations" to the extent such discussion constitutes matters of law or legal conclusions, accurately describes the material United States federal income tax consequences of an investment in the Notes;

              (L) such counsel believes that (except for financial statements and other financial data as to which such counsel need not express any belief) the Final Memorandum when issued did not, and as of the date such opinion is delivered does not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

              (M) based upon the representations, warranties, and agreements of the Company in the Placement Agreement and of the Placement Agent in the Placement Agreement, it is not necessary in connection with the offer, sale and delivery of the Notes to the Placement Agent under the Placement Agreement or in connection with the initial resale of such Notes by the Placement Agent in accordance with the Placement Agreement to register the Notes under the Securities Act of 1933, it being understood that no opinion is expressed as to any subsequent resale of any Notes; and

              With respect to paragraph (L) above, counsel may state that their opinion and belief are based upon their participation in the preparation of the Final Memorandum (and any amendments or supplements thereto) and review and discussion of the contents thereof, but are without independent check or verification except with respect to paragraphs (J) and (K) above.

                                                                       EXHIBIT B

                           Opinion of Nicholson & Cano

              (A) IMPSAT Argentina has been duly incorporated, is validly existing as a corporation in good standing under the laws of the Republic of Argentina, has the corporate power and authority to own its property and to conduct its business as described in the Final Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole;

              (B) all of the shares of capital stock of IMPSAT Argentina owned by the Company have been duly and validly authorized and issued and are fully paid and non-assessable and are directly owned by the Company, free and clear of all liens, encumbrances, equities or claims;

              (C) IMPSAT Argentina has all necessary certificates, orders, permits, licenses, authorizations, consents and approvals of and from, and has made all declarations and filings with, all Argentine governmental authorities, courts and tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Final Memorandum, and IMPSAT Argentina has not received any notice of proceedings relating to revocation or modification of any such certificates, orders, permits, licenses, authorizations, consents or approvals, nor is IMPSAT Argentina in violation of, or in default under, any federal, state, local, foreign supranational, national or regional law, regulation, rule, decree, order or judgment applicable to IMPSAT Argentina the effect of which, singly or in the aggregate, would have a material adverse effect on the prospects, condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, except as described in the Final Memorandum;

              (D) the statements in the Final Memorandum under the caption "Risk Factors -- We face regulatory risks and uncertainty with respect to local laws and regulations", "Business -- Legal Matters" and "Business -- Description of Country Operations -- IMPSAT Argentina" in each case insofar as such statements constitute summaries of the Argentine legal matters, documents or proceedings referred to therein, are accurate in all material respects and fairly summarize all matters referred to therein;

              (E) There are no restrictions (legal, contractual or otherwise) on the ability IMPSAT Argentina to declare and pay any dividends or make any payment or transfer of property or assets to its stockholders other than those referred to in the Final Memorandum (including, without limitation, the description of withholding taxes contained therein) and any applicable creditors' rights under Argentine law, and such restrictions as would not have a material adverse effect on the prospects, condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole; and such descriptions, if any, fairly summarize such restrictions, provided however that such dividends may be delcared (i) out of positive retained earnings determined in accordance with local generally accepted accounting principles as reflected in duly approved financial statements of IMPSAT Argentina and (ii) pursuant to Article 27 of IMPSAT Argentina's by-laws; and

              (F) after due inquiry, such counsel does not know of any legal or governmental proceedings pending or threatened in Argentina to which IMPSAT Argentina is a party or to which any of the properties of IMPSAT Argentina is subject other than proceedings fairly summarized in the Final Memorandum and proceedings which such counsel believes are not likely to have a material adverse effect on the Company and its subsidiaries, taken as a whole, or on the power or ability of the Company to perform its obligations under this Agreement or to consummate the transactions contemplated by this Agreement.

                                                                       EXHIBIT C

                   Opinion of S.E. Consultores Asociados Ltda.

              (A) IMPSAT Colombia has been duly incorporated, is validly existing as a corporation in good standing under the laws of the Republic of Colombia, has the corporate power and authority to own its property and to conduct its business as described in the Final Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole;

              (B) all of the shares of capital stock of IMPSAT Colombia owned by the Company have been duly and validly authorized and issued and are fully paid and non-assessable and are directly owned by the Company, free and clear of all liens, encumbrances, equities or claims;

              (C) IMPSAT Colombia has all necessary certificates, orders, permits, licenses, authorizations, consents and approvals of and from, and has made all declarations and filings with, all Colombian governmental authorities, courts and tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Final Memorandum, and IMPSAT Colombia has not received any notice of proceedings relating to revocation or modification of any such certificates, orders, permits, licenses, authorizations, consents or approvals, nor is IMPSAT Colombia in violation of, or in default under, any federal, state, local, foreign supranational, national or regional law, regulation, rule, decree, order or judgment applicable to IMPSAT Colombia the effect of which, singly or in the aggregate, would have a material adverse effect on the prospects, condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, except as described in the Final Memorandum;

              (D) the statements in the Final Memorandum under the caption "Business -- Description of Country Operations - IMPSAT Colombia" insofar as such statements constitute summaries of the Colombian legal matters, documents or proceedings referred to therein, are accurate in all material respects and fairly summarize all matters referred to therein;

              (E) there are no restrictions (legal, contractual or otherwise) on the ability of IMPSAT Colombia to declare and pay any dividends or make any payment or transfer of property or assets to its stockholders other than those referred to in the Final Memorandum (including, without limitation the description of withholding taxes described therein) and such restrictions as would not have a material adverse effect on the prospects, condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole; and such descriptions, if any, fairly summarize such restrictions; and

              (F) after due inquiry, such counsel does not know of any legal or governmental proceedings pending or threatened in Colombia to which IMPSAT Colombia is a party or to which any of the properties of IMPSAT Colombia is subject other than proceedings fairly summarized in the Final Memorandum and proceedings which such counsel believes are not likely to have a material adverse effect on the Company and its subsidiaries, taken as a whole, or on the power or ability of the Company to perform its obligations under this Agreement or to consummate the transactions contemplated by this Agreement.

                                                                       EXHIBIT D

                       Opinion of Perez Bustamante & Perez

              (A) IMPSAT Ecuador has been duly incorporated, is validly existing as a corporation in good standing under the laws of the Republic of Ecuador, has the corporate power and authority to own its property and to conduct its business as described in the Final Memorandum dated February 11, 2000 (the "Final Memorandum") and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole;

              (B) all of the shares of capital stock of IMPSAT Ecuador owned by the Company have been duly and validly authorized and issued and are fully paid and non-assessable and are directly owned by the Company, free and clear of all liens, encumbrances, equities or claims;

              (C) IMPSAT Ecuador has all necessary certificates, orders, permits, licenses, authorizations, consents and approvals of and from, and has made all declarations and filings with, all Ecuadoran governmental authorities, courts and tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Final Memorandum, and IMPSAT Ecuador has not received any notice of proceedings relating to revocation or modification of any such certificates, orders, permits, licenses, authorizations, consents or approvals, nor is IMPSAT Ecuador in violation of, or in default under, any federal, state, local, foreign supranational, national or regional law, regulation, rule, decree, order or judgment applicable to IMPSAT Ecuador the effect of which, singly or in the aggregate, would have a material adverse effect on the prospects, condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, except as described in the Final Memorandum;

              (D) the statements in the Final Memorandum under the caption "Business -- Description of Country Operations -- IMPSAT Ecuador" insofar as such statements constitute summaries of the legal matters of Ecuador, documents or proceedings referred to therein, are accurate in all material respects and fairly summarize all matters referred to therein;

              (E) There are no restrictions (legal, contractual or otherwise) on the ability of IMPSAT Ecuador to declare and pay any dividends or make any payment or transfer of property or assets to its stockholders other than those referred to in the Final Memorandum (including, without limitation, the description of withholding taxes contained therein) and such restrictions as would not have a material adverse effect on the prospects, condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole; and such descriptions, if any, fairly summarize such restrictions; and

              (F) after due inquiry, such counsel does not know of any legal or governmental proceedings pending or threatened in Ecuador to which IMPSAT Ecuador is a party or to which any of the properties of IMPSAT Ecuador is subject other than proceedings fairly summarized in the Final Memorandum and proceedings which such counsel believes are not likely to have a material adverse effect on the Company and its subsidiaries, taken as a whole, or on the power or ability of the Company to perform its obligations under this Agreement or to consummate the transactions contemplated by this Agreement.

                                                                       EXHIBIT E

                        Opinion of Basham, Ringe & Correa

              (A) IMPSAT Mexico has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its organization, has the corporate power and authority to own its property and to conduct its business as described in the Final Memorandum under the caption "Business -- Description of Country Operations -- IMPSAT Mexico" and is duly qualified to transact business and is in good standing in each Mexican jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company taken as a whole;

              (B) all of the shares of capital stock of IMPSAT Mexico owned by the Company have been duly and validly authorized and issued and are fully paid and non-assessable and are directly owned by the Company, free and clear of all liens, encumbrances, equities or claims;

              (C) IMPSAT Mexico has all necessary certificates, orders, permits, licenses, authorizations, consents and approvals of and from, and has made all declarations and filings with, all Mexican governmental authorities, all self-regulatory organizations and all courts and tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Final Memorandum under the caption "Business -- Description of Country Operations -- IMPSAT Mexico" and IMPSAT Mexico has not received any notice of proceedings relating to revocation or modification of any such certificates, orders, permits, licenses, authorizations, consents or approvals, nor is IMPSAT Mexico in violation of, or in default under, any federal, state, local, foreign supranational, national or regional law, regulation, rule, decree, order or judgment applicable to IMPSAT Mexico the effect of which, singly or in the aggregate, would have a material adverse effect on the prospects, condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, except as described in the Final Memorandum;

              (D) the statements in the Final Memorandum under the caption "Business -- Description of Country Operations -- IMPSAT Mexico" insofar as such statements constitute summaries of the Mexican legal matters, documents or proceedings referred to therein, are accurate in all material respects and fairly summarize all matters referred to therein;

              (E) There are no restrictions (legal, contractual or otherwise) on the ability of IMPSAT Mexico to declare and pay any dividends or make any payment or transfer of property or assets to its stockholders other than those referred to in the Final Memorandum (including without limitation, the description of withholding taxes contained therein) and such restrictions as would not have a material adverse effect on the prospects, condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole; and such descriptions, if any, fairly summarize such restrictions; and

              (F) after due inquiry, such counsel does not know of any legal or governmental proceedings pending or threatened in Mexico to which IMPSAT Mexico is a party or to which any of the properties of IMPSAT Mexico is subject other than proceedings fairly summarized in the Final Memorandum and proceedings which such counsel believes are not likely to have a material adverse effect on the Company and its subsidiaries, taken as a whole, or on the power or ability of the Company to perform its obligations under this Agreement or to consummate the transactions contemplated by this Agreement.

                                                                       EXHIBIT F

                         Opinion of Baumeister & Brewer

              (A) IMPSAT Venezuela has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its organization, has the corporate power and authority to own its property and to conduct its business as described in the Final Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole;

              (B) all of the shares of capital stock of IMPSAT Venezuela owned by the Company have been duly and validly authorized and issued and are fully paid and non-assessable and are directly owned by the Company, free and clear of all liens, encumbrances, equities or claims;

              (C)    IMPSAT Venezuela has no subsidiaries;

              (D) IMPSAT Venezuela, to our better knowledge, has all necessary certificates, orders, permits, licenses, authorizations, consents and approvals of and from, and has made all declarations and filings with, all Venezuelan governmental authorities, all self-regulatory organizations and all courts and tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Final Memorandum. Up to this date, IMPSAT Venezuela has not received any notice of proceedings relating to revocation or modification of any such certificates, orders, permits, licenses, authorizations, consents or approvals, nor is IMPSAT Venezuela in violation of, or in default under, any federal, state, local, foreign supranational, national or regional law, regulation, rule, decree, order or judgment applicable to IMPSAT Venezuela the effect of which, singly or in the aggregate, would have a material adverse effect on the prospects, condition, financial or otherwise, or in the earnings, business or operations of the Company, taken as a whole, except as described in the Final Memorandum;

              (E) the statements in the Final Memorandum under the captions (including, without limitation, the description of withholding taxes contained therein) "Business -- Description of Country Operations -- IMPSAT Venezuela" insofar as such statements constitute summaries of the Venezuelan legal matters, documents or proceedings referred to therein, are accurate in all material respects and fairly summarize all matters referred to therein;

              (F) There are no restrictions (legal, contractual or otherwise) on the ability of IMPSAT Venezuela to declare and pay any dividends or make any payment or transfer of property or assets to its stockholders other than those referred to in the Final Memorandum (including without limitation the description of withholding taxes contained therein) and such restrictions as would not have a material adverse effect on the prospects, condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole; and such descriptions, if any, fairly summarize such restrictions; and

              (G) after due inquiry, such counsel does not know of any legal or governmental proceedings pending or threatened in Venezuela to which IMPSAT Venezuela is a party or to which any of the properties of IMPSAT Venezuela is subject other than proceedings fairly summarized in the Final Memorandum and proceedings which such counsel believes are not likely to have a material adverse effect on the Company and its subsidiaries, taken as a whole, or on the power or ability of the Company to perform its obligations under this Agreement or to consummate the transactions contemplated by this Agreement.

                                                                       EXHIBIT G

                            Opinion of Pinheiro Neto

              (A) IMPSAT Comunicacoes Ltda. ("IMPSAT Brazil") has been duly incorporated, is validly existing as a corporation in good standing under the laws of Brazil, has the corporate power and authority to own its property and to conduct its business as described in the Final Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries as a whole;

              (B) all of the shares of capital stock of IMPSAT Brazil owned by the Company have been duly and validly authorized and issued and are fully paid and non-assessable and are directly owned by the Company, free and clear of all liens, encumbrances, equities or claims;

              (C) IMPSAT Brazil has all necessary certificates, orders, permits, licenses, authorizations, consents and approvals of and from, and has made all declarations and filings with, all Brazilian governmental authorities, courts and tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Final Memorandum, and IMPSAT Brazil has not received any notice of proceedings relating to revocation or modification of any such certificates, orders, permits, licenses, authorizations, consents or approvals, nor is IMPSAT Brazil in violation of, or in default under, any federal, state, local, foreign supranational, national or regional law, regulation, rule, decree, order or judgment applicable to IMPSAT Brazil the effect of which, singly or in the aggregate, would have a material adverse effect on the prospects, condition, financial or otherwise, or in the earnings, business or operation of the Company and its subsidiaries, taken as a whole, except as described in the Final Memorandum;

              (D) the statements in the Final Memorandum under the caption "Business -- Description of Country Operations -- IMPSAT Brazil" insofar as such statements constitute summaries of the Brazil legal matters, documents or proceedings referred to therein, are accurate in all material respects and fairly summarize all matters referred to therein;

              (E) there are no restrictions (legal, contractual or otherwise) on the ability of IMPSAT Brazil to declare and pay any dividends or make any payment or transfer of property or assets to its stockholders other than those referred to in the Final Memorandum (including, without limitation, the description of withholding taxes contained therein) and such restrictions as would not have a material adverse effect on the prospects, condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole; and such descriptions, if any, fairly summarize such restrictions; and

              (F) after due inquiry, such counsel does not know of any legal or governmental proceedings pending or threatened in Brazil to which IMPSAT Brazil is a party or to which any of the properties of IMPSAT Brazil is subject other than proceedings fairly summarized in the Final Memorandum and proceedings which such counsel believes are not likely to have a material adverse effect on the Company and its subsidiaries, taken as a whole, or on the power or ability of the Company to perform its obligations under this Agreement or to consummate the transactions contemplated by this Agreement.

                                                                       EXHIBIT H

                           Opinion of Latham & Watkins

              (A) the execution and delivery by the Company of the Placement Agreement, the Indenture, the Registration Rights Agreement and the Notes, and the performance by the Company of its obligations thereunder in accordance with the terms thereof, (i) do not require any consent, approval, authorization or other order of the Federal Communications Commission ("FCC") and (ii) do not violate the Federal Communications Act of 1934, as amended (the "Communications Act") or the rules, regulations and published policies of the FCC;

              (B) IMPSAT USA, Inc. holds the FCC licenses, permits and authorizations set forth in Attachment 1 (the "FCC Licenses"). The FCC Licenses are in full force and effect. The FCC Licenses are not subject to any conditions outside the ordinary course;

              (C) based on such counsel's review of the FCC files relating to the Company and IMPSAT USA, Inc., publicly available on February 15, 2000, and informal and non binding statements and representations of members of staff of the FCC, and to the best of such counsel's knowledge, there is no pending threatened proceeding or action by or before the FCC to revoke, cancel, rescind or adversely modify any of the FCC Licenses, except for proceedings affecting the telecommunications or satellite industries generally;

              (D) the statements in the Final Memorandum under the caption "Business -- Description of Country Operations -- IMPSAT USA" insofar as such statements constitute summaries relating to U.S. federal telecommunications legal matters, and the licenses held by IMPSAT USA, Inc., referred to therein, are accurate in all material respects.